Berkshire Hills Bancorp

Berkshire Bank-America's Most Exciting Bank™

COMMERCIAL BANKING
PRIVATE BANKING
AMEB
INSURANCE
LENDING
WEALTH MANAGEMENT
RETAIL BANKING

KBW Community Bank Investor Conference

August 2 – 3, 2011

America's Most Exciting Bank℠

BERKSHIRE HILLS BANCORP™

Berkshire Bank-America's Most Exciting Bank℠

Banking · Insurance · Wealth Management

BERKSHIRE HILLS BANCORP - BHLB

www.berkshirebank.com

David H. Gonci

Investor Relations Officer

Phone: (413) 281-1973

Email: dgonci@berkshirebank.com

Kevin P. Riley

EVP, Chief Financial Officer

Phone: (413) 236-3195

Email: kriley@berkshirebank.com

P.O. Box 1308, Pittsfield, MA 01202 – Executive Offices – 66 West Street, Pittsfield, MA 01201

Patrick J. Sullivan

EVP, Commercial Banking &

Wealth Management

Phone: (413) 236-3736

Email: psullivan@berkshirebank.com

Robert M. Curley

Chairman, New York Region

Phone: (518) 729-1422

Email: rcurley@berkshirebank.com

America's Most Exciting Bank[sm]

VT
91
NY
NH
Syracuse
Utica
90
Albany
Pittsfield
MA
Boston
Springfield
90
CT
91
RI

Banking · Insurance · Wealth Management
BERKSHIRE HILLS BANCORP - BHLB
www.berkshirebank.com

Berkshire Hills Bancorp

Strong revenue and earnings growth

Quality balance sheet

Regional bank with $4 billion in assets

60+ full service branches in three states -
Massachusetts, New York and Vermont

Retail & commercial banking, insurance,
& wealth management services

Experienced /energetic management team

Presence in high value, strong markets –
East and West

Market cap approaching $500 million

Tan dots represent recently
acquired Rome & Legacy
branches

America's Most Exciting Bank℠

Banking · Insurance · Wealth Management

BERKSHIRE HILLS BANCORP - BHLB

www.berkshirebank.com

Recruited Experienced Leadership Team

Michael P. Daly

President and CEO

Kevin Riley

EVP, CFO

Sean Gray

EVP, Retail

Background

Bank of America

Consumer Market
Executive

Background

Sovereign

EVP

Corporate Banking

Background

KeyBank

EVP

Group Head

Background

KeyBank

EVP

CFO

Lawrence A. Bossidy

Chairman

Background

Vice Chair, GE

CEO, Allied Signal/Honeywell

Patrick Sullivan

EVP, Commercial &

Wealth Management

Robert Curley

Chairman of the

New York Region

Background

Citizens Bank, NY

President & CEO

Citizens Bank, N.A. - Chairman

Linda Johnston

EVP, Human

Resources

Background

Berkshire Bank

Senior Officer

Richard Marotta

EVP, Risk

Management

America's Most Exciting Bank℠

MT
ND
7.1%
-0.3%
WY
NV
AZ
OK
NY
MA
IN
WV

Banking · Insurance · Wealth Management
BERKSHIRE HILLS BANCORP - BHLB
www.berkshirebank.com

Attractive Northeast Markets

Northeast stronger than most other regions

Improving conditions in traditional markets –
Western Mass. and Vermont

Tourism, recreation, hospitality

Albany – a national technology hotspot

Chip fabrication

Nanotechnology

Green technology

Eastern Mass.

Technology

Education

Trade and services

Note: State economic growth data is most recent 2010 data from U.S. Bureau of Economic Analysis.  Green shaded states are fastest growing.  NY – 5.1%, MA – 4.2%

America's Most Exciting Bank SM

SERVICES

AMEB

Banking · Insurance · Wealth Management
BERKSHIRE HILLS BANCORP - BHLB
www.berkshirebank.com

Strategic Initiatives

Recruiting Top Teams

Asset Based Lending

Commercial Banking

Private Banking

De novo Branch Expansion

Albany De novo Branch Program

Innovative Branch Design

Brand Initiatives

AMEB U – America’s Most Exciting Bank University

www.jointheexcitement.com

Six Sigma Process Improvement

Insurance – Retail / Commercial Integration

Wealth Management

Mortgage Banking

Bank Acquisitions - Rome and Legacy

America's Most Exciting Bank℠

40
35
30
25
20
Quarterly
Revenue
($ million)
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3P
Quarter
(Q3 2011 Projected)

Banking · Insurance · Wealth Management
BERKSHIRE HILLS BANCORP - BHLB
www.berkshirebank.com

Revenue Growth

9% Organic Annual Growth

20%+ Total Annual Growth

America's Most Exciting Bank℠

72
70
68
66
64
62
60
Efficiency Ratio (Percent)
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3P
Quarter
(Q3 Projected)

90
80
70
60
50
40
30
Core ROA (Basis Points)
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3P
Quarter
(Q3 Projected)

Banking · Insurance · Wealth Management
BERKSHIRE HILLS BANCORP - BHLB
www.berkshirebank.com

Performance Improvement

Increasing Core ROA

Target 1.00%+

Greater Efficiency

Target  60% Efficiency Ratio in Near Term

America's Most Exciting Bank℠

45
40
35
30
25
20
Core
EPS
(cents)
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3P
Quarter
(Q3 2011 Projected)

Banking · Insurance · Wealth Management
BERKSHIRE HILLS BANCORP - BHLB
www.berkshirebank.com

Core EPS Growth

25%+ Annualized Organic Growth

Positive Operating Leverage

America's Most Exciting Bank℠

100
90
80
70
60
50
40
NPAs/
Assets
(Basis
Points)
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2

9.0
8.0
7.0
6.0
Tangible
Equity/Assets
(Percent)
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
Quarter

Banking · Insurance · Wealth Management

BERKSHIRE HILLS BANCORP - BHLB
www.berkshirebank.com

Balance Sheet Strength

Favorable and Improving
Asset Quality

Solid Capital Supporting
Strong Growth

Quarter

America's Most Exciting Bank℠

Banking · Insurance · Wealth Management
BERKSHIRE HILLS BANCORP - BHLB
www.berkshirebank.com

Building Through Bank Acquisitions

($ in millions)

Berkshire

Rome

Legacy

Pro
Forma
Combined

Increase

Total assets

$2,906

$320

$887

$4,113

42%

Total core revenue

$108

$16

$31

$155

44%

Total branches

42

5

15

62

48%

Total loans

$2,194

$263

$587

$3,044

39%

Total deposits

$2,257

$229

$502

$2,988

   32%

Note: Balance sheet data is as of 6/30/11 (Rome data as of 4/1/11).  Core revenue is for year 2010.  Combined data is before any merger related accounting adjustments.  Legacy data excludes four branches and $158 million deposits to be divested.

America's Most Exciting Bank SM

BERKSHIRE BANK
America's Most Exciting Bank
Legacy Banks

Banking · Insurance · Wealth Management

BERKSHIRE HILLS BANCORP - BHLB
www.berkshirebank.com

Acquisition Strategies

Target northeast markets

Earnings per share accretive

Double digit return on investment

Moderate tangible book value dilution

Improved financial metrics

Maintenance of strong capital

Prudent asset quality marks

Integration Strength

Dedicated Project Management Office reporting to CFO

Rome – 5 branch community bank; integration successfully
completed

Legacy – In-market merger.  Neighboring headquarters, common market knowledge, bank CEO has joined Berkshire executive team

America's Most Exciting Bank℠

Banking · Insurance · Wealth Management

BERKSHIRE HILLS BANCORP - BHLB

www.berkshirebank.com

Plans for Strong Core Earnings Growth in 2011 & 2012

Core EPS targeted to increase 40 – 50% in 2011 toward
upper end of $1.40 - $1.50 range

GAAP EPS to include one-time merger related charges

Organic core revenue growth target in high single digits

Organic core non-interest expense growth target in low
single digits

Goal to maintain pace to achieve $2.00 core EPS run rate
by end of 2012

America's Most Exciting Bank℠

Banking · Insurance · Wealth Management

BERKSHIRE HILLS BANCORP - BHLB

www.berkshirebank.com

Why Buy Berkshire Hills?

Strong growth from organic, de novo, product and acquisition strategies

Improving core profitability metrics

Core earnings advancing at 25%+ organic annualized rate

Strong asset quality with solid capital and core funding

Experienced executive team

Distinctive brand and culture as America’s Most Exciting Bank sm

Disciplined acquisition strategies – well received mergers

Attractive buying opportunity

100% BUY ratings from four equity analysts

Improving stock liquidity following recent mergers

Shares increased from 14 MM to 21 MM

Market cap approaching $500 MM at recent prices

America's Most Exciting Bank℠

Banking · Insurance · Wealth Management
BERKSHIRE HILLS BANCORP - BHLB
www.berkshirebank.com

FORWARD LOOKING STATEMENTS.  This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the mergers of Berkshire with Rome Bancorp, Inc. (“Rome”) and Legacy Bancorp, Inc. (“Legacy”). These statements include statements regarding anticipated future results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe,"
"expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should,"
"could" or "may." Certain factors that could cause actual results to differ materially from expected results include difficulties in achieving cost savings from the mergers or in achieving such cost savings within the expected time frames, difficulties in integrating  the companies, increased competitive pressures, changes in the interest rate environment, changes in general economic conditions, adverse legislative and regulatory changes, changes in the securities markets and other risks and uncertainties disclosed from time to time in documents that Berkshire files with the Securities and Exchange Commission.

NON-GAAP FINANCIAL MEASURES.  This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and core earnings excluding merger costs.  These measures are commonly used by investors in evaluating business combinations and financial condition.

America's Most Exciting Bank℠

Banking · Insurance · Wealth Management
BERKSHIRE HILLS BANCORP - BHLB
www.berkshirebank.com

Financial Performance and Goals

2008

2009

2010

2011 Q3
Guidance

Long Term
Financial Goals

Core revenue growth

21%

-8%

9%

49%

10%+

Net interest margin

3.44%

3.00%

3.27%

3.52%

3.50%+

Fee income/total revenue

28%

29%

28%

NA

35%+

Efficiency ratio

61%

73%

71%

64%

                55%

Pretax, pre-prov. core ROA

1.40%

0.75%

0.98%

1.10%

1.70%+

Core ROA

0.87%

-0.57%

0.51%

0.80%

1.00%+

Core ROE

6.47%

-3.69%

3.69%

6.00%+

10.00%+

Core ROTE

16.16%

-5.73%

8.03%

NA

15.00%+

Core EPS

$2.06

$ (1.20)

$1.01

$0.42

$2.00+

Note: GAAP EPS was ($1.52) in 2009 due to TARP dividends and restructuring charges.  GAAP EPS was $0.99 in 2010 due to merger related expenses.  Guidance and goals exclude M&A deal expenses.

Exhibit A

America's Most Exciting Bank℠

Banking Fees & Other 13%
Insurance 10%
Wealth Management 4%
Net Interest Income 73%

Berkshire County 44%
New York 27%
Vermont 11%
Springfield 18%

Banking · Insurance · Wealth Management
BERKSHIRE HILLS BANCORP - BHLB
www.berkshirebank.com

Diversified Revenues and Regional Presence
 Record revenues of $114 million

Diversified Revenues

Expanding Regional Presence

Deposits

Note:  Revenues are for 12 months ended 06/30/2011. Deposits based on
  Berkshire Bank at 6/30/11 and Legacy Banks at 6/30/10 excluding deposits to be divested

Exhibit B

America's Most Exciting Bank℠

Savings, 12%
Time Under $100M, 18%
Time $100M+, 17%
Checking, 14%
NOW, 8%
Money Market, 31%

Consumer, 10%
Residential Mortgage, 38%
Commercial, 52%

Banking · Insurance · Wealth Management

BERKSHIRE HILLS BANCORP - BHLB
www.berkshirebank.com

Balanced Portfolios

Note:  Balances are as of June 30, 2011 and include balances of Legacy Banks, which was acquired on July 21, 2011.  Legacy balances exclude any purchase accounting adjustments.  Total Legacy deposits excluded planned branch divestitures.

Deposits $3.0 Billion

Loans $3.0 Billion

Exhibit C

America's Most Exciting Bank℠

Construction/
Development,
10%
Multifamily, 5%
Owner
Occupied CRE,
17%
Hospitality
CRE, 8%
Non-Owner
Occupied CRE,
36%
Commercial
and Industrial,
24%

Banking · Insurance · Wealth Management
BERKSHIRE HILLS BANCORP - BHLB
www.berkshirebank.com

Diversified Commercial Loan Exposure

Total Commercial Loans = $1.6 Billion

Growing Commercial and Industrial

Exhibit D

Note: Data is as of 6/30/11 based on Call Reports of Berkshire Bank and Legacy Banks, which was acquired as of 07/21/2011.
Hospitality data estimated.

BERKSHIRE HILLS BANCORP™

Berkshire Bank-America's Most Exciting Bank™

If you have any questions, please contact:

David Gonci

Investor Relations Officer

(413) 281-1973

dgonci@berkshirebank.com

Committed to the

RIGHT core values:

Respect

Integrity

Guts

Having Fun

Teamwork